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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                               PROXICOM, INC.
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           (Exact name of registrant as specified in its charter)


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
               DELAWARE                                     52-1770631
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(State incorporation or organization)          (I.R.S. Employer Identification No.)
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                11600 SUNRISE VALLEY DRIVE, RESTON, VA  20191
        -------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-72297


       Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                   Name of each exchange on which
    to be so registered                   each class is to be registered
    -------------------                   ------------------------------

                                     NONE
                      ----------------------------------

       Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, $.01 PAR VALUE PER SHARE
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                                (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant hereby incorporates by reference the section entitled "Description of Capital Stock" of the Prospectus, contained in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-72297), filed on March 29, 1999.


ITEM 2.  EXHIBITS.

        The following exhibits are incorporated herein by reference:

     1. Amended Certificate of Incorporation of the Registrant is incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-72297).

     2. Amendment to the Amended Certificate of Incorporation of the Registrant is incorporated herein by reference from Exhibit 3.1.1 to the Registrant's Registration Statement on Form S-1 (No. 333-72297)

     3.   Bylaws of the Registrant is incorporated herein by reference from
          Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (No. 333-72297).

     4. Form of stock certificate representing the Common Stock of the Registrant is incorporated herein by reference from Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (No. 333-72297).



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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                    PROXICOM, INC.
                                    (Registrant)


Date:  April 9, 1999                   By: /s/ Raul J. Fernandez
                                       ------------------------------
                                          Raul J. Fernandez
                                          Chairman, President and
                                          Chief Executive Officer



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